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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 1, 2001

                           FIRST COASTAL CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)

        DELAWARE                   0-14087                      06-1177661
        --------                   -------                      ----------
     (State or other         (Commission File No.)             (IRS Employer
     jurisdiction of                                           Identification
      incorporation)                                                 No.)

1200 CONGRESS STREET, PORTLAND, MAINE                            04102-2129
- -------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code:  (207) 774-5000

                                Not applicable

         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.
         ------------

     First Coastal Corporation (the "Company") and Mellon Investor Services LLC, formerly known as ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") entered into Amendment No. 4 to Rights Agreement ("Amendment No. 4") as of April 1, 2001, which amendment provided for certain changes to the Rights Agreement, dated as of February 25, 1998, as amended, between the Company and the Rights Agent.

     The Amendment No. 4 is attached to this Current Report on Form 8-K as
Exhibit 99(a) and is hereby incorporated by reference herein and made a part hereof.


ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits

          99(a). Amendment No. 4 to Rights Agreement, dated as of April 1, 2001. between the Company and Mellon Investor Services LLC.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST COASTAL CORPORATION



Date: April 2, 2001                 By: /s/Gregory T. Caswell
                                        ---------------------------------------
                                        Gregory T. Caswell
                                        President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


EXHIBIT NO.  IDENTITY OF EXHIBIT
- -----------  -------------------

99(a). Amendment No. 4 to Rights Agreement, dated as of April 1, 2001. between the Company and Mellon Investor Services LLC.